Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

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In re:	)	Chapter 11
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GNC HOLDINGS, INC., et al.,	)	Case No. 20-11662 (KBO)
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Debtors.[1]	)	(Jointly Administered)
)
	)	Sale Hearing: Sep. 17, 2020 at 10:00 a.m. (ET)

NOTICE OF AUCTION CANCELLATION AND SUCCESSFUL BIDDER

PLEASE TAKE NOTICE THAT, on July 1, 2020, GNC Holdings, Inc. and its affiliate debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the “Debtors”), filed their Debtors’ Motion for Entry of an Order Approving (I)(A) the Debtors’ Entry Into Stalking Horse Agreement And Related Bid Protections, (B) the Bidding Procedures in Connection with the Sale of Substantially All of the Debtors’ Assets, (C) the Procedures for the Assumption and Assignment of Executory Contracts and Unexpired Leases, (D) the Form and Manner of Notice of the Sale Hearing, Assumption Procedures, and Auction Results, and (E) Dates for an Auction and Sale Hearing, (II)(A) the Sale of Substantially All of the Debtors’ Assets Free and Clear of All Claims, Liens, Liabilities, Rights, Interests and Encumbrances, and (B) the Debtors’ Assumption and Assignment of Certain Executory Contracts and Unexpired Leases and (III) Related Relief, and (III) Granting Related Relief [Docket No. 227] (the “Bidding Procedures Motion”).

PLEASE TAKE FURTHER NOTICE THAT, on July 22, 2020, the Court entered an order [Docket No. 559] (the “Bidding Procedures Order”) granting certain of the relief sought in the Bidding Procedures Motion, including, among other things, approving the Bidding Procedures, which established the key dates and times related to the Sale and the Auction, and approving the procedures for the selection and approval of a Stalking Horse Bidder.

PLEASE TAKE FURTHER NOTICE THAT, on August 7, 2020, the Debtors entered into a Stalking Horse Agreement with Harbin Pharmaceutical Group Holding Co. (the “Stalking Horse Bidder”), for the sale of substantially all of the Debtors’ assets pursuant to section 363 of the Bankruptcy Code (including any amendments thereto, the “Stalking Horse Agreement”) and filed a notice of the Stalking Horse Agreement [Docket No. 660 with notices of amendments filed at Docket Nos. 728, 790, and 1075].

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The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s United States federal tax identification number, if applicable, or other applicable identification number, are: GNC Holdings, Inc. (6244); GNC Parent LLC (7572); GNC Corporation (5170); General Nutrition Centers, Inc. (5168); General Nutrition Corporation (4574); General Nutrition Investment Company (3878); Lucky Oldco Corporation (7141); GNC Funding, Inc. (7837); GNC International Holdings, Inc. (9873); GNC China Holdco, LLC (0004); GNC Headquarters LLC (7550); Gustine Sixth Avenue Associates, Ltd. (0731); GNC Canada Holdings, Inc. (3879); General Nutrition Centres Company (0939); GNC Government Services, LLC (2226); GNC Puerto Rico Holdings, Inc. (4559); and GNC Puerto Rico, LLC (7234). The Debtors’ mailing address is 300 Sixth Avenue, Pittsburgh, Pennsylvania 15222.

PLEASE TAKE FURTHER NOTICE THAT, on August 19, 2020, the Court entered an order approving the Debtors’ entry into the Stalking Horse Agreement [Docket No. 811].

PLEASE TAKE FURTHER NOTICE THAT, on August 19, 2020, the Court entered an order modifying the Bidding Procedures Order [Docket No. 810] (the “Modified Bidding Procedures Order”), extending (a) the deadline for parties to submit a bid for the Debtors’ assets or any portion thereof prior to September 11, 2020, at 4:00 p.m. (prevailing Eastern Time) (the “Bid Deadline”) and (b) the Auction date to September 15, 2020, at 10:00 a.m. (prevailing Eastern Time).

PLEASE TAKE FURTHER NOTICE THAT, on September 10, 2020, the Debtors filed a notice of the executory contracts and unexpired leases that the Stalking Horse Bidder has selected to be assumed by the Debtors and assigned to the Stalking Horse Bidder in connection with the Stalking Horse Agreement [Docket No. 1113].

PLEASE TAKE FURTHER NOTICE THAT the Bidding Procedures Order allows the Debtors to cancel the Auction at any time prior to the Auction.

PLEASE TAKE FURTHER NOTICE THAT the Debtors did not receive any Qualified Bids for the Debtors’ assets, other than from the Stalking Horse Bidder. Therefore, pursuant to the Bidding Procedures, the Debtors are cancelling the Auction and designating the Stalking Horse Bidder as the Successful Bidder.

PLEASE TAKE FURTHER NOTICE THAT a hearing to consider approval of the sale of the Debtors’ assets to the Stalking Horse Bidder will be held before the Honorable Judge Karen B. Owens, United States Bankruptcy Judge, on September 17, 2020 at 10:00 a.m. prevailing Eastern Time in the United States Bankruptcy Court for the District of Delaware, 824 Market Street, 6th Floor, Courtroom 3, Wilmington, Delaware 19801.

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Dated: September 14, 2020

       Wilmington, Delaware

YOUNG CONAWAY STARGATT &		LATHAM & WATKINS LLP
TAYLOR, LLP		Richard A. Levy (admitted pro hac vice)
Caroline A. Reckler (admitted pro hac vice)
Asif Attarwala (admitted pro hac vice)
/s/ Joseph M. Mulvihill		Brett V. Newman (admitted pro hac vice)
Michael R. Nestor (No. 3526)		330 North Wabash Avenue, Suite 2800
Kara Hammond Coyle (No. 4410)		Chicago, Illinois 60611
Andrew L. Magaziner (No. 5426)		Telephone:	(312) 876-7700
Joseph M. Mulvihill (No. 6061)		Facsimile:	(312) 993-9767
Rodney Square		Email:	richard.levy@lw.com
1000 North King Street			caroline.reckler@lw.com
Wilmington, Delaware 19801			asif.attarwala@lw.com
Telephone:	(302) 571-6600		brett.newman@lw.com
Facsimile:	(302) 571-1253
Email: mnestor@ycst.com		- and -
kcoyle@ycst.com
amagaziner@ycst.com		George A. Davis (admitted pro hac vice)
jmulvihill@ycst.com		Andrew C. Ambruoso (admitted pro hac vice)
Jeffrey T. Mispagel (admitted pro hac vice)
885 Third Avenue
New York, New York 10022
		Telephone:	(212) 906-1200
		Facsimile:	(212) 751-4864
		Email:	george.davis@lw.com
andrew.ambruoso@lw.com
jeffrey.mispagel@lw.com

Counsel for Debtors and Debtors in Possession

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